INVESTOR PRESENTATION INVESTOR PRESENTATION February 2024 (NYSE: AZZ)

2INVESTOR PRESENTATION Disclaimers Cautionary Statements Regarding Forward Looking Statements — Certain statements herein about our expectations of future events or results constitute forward- looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, we also continue to experience additional increases in labor costs, components, and raw materials including zinc and natural gas which are used in the hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition or disposition opportunities; currency exchange rates; availability of experienced management and employees to implement the Company’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. The Company has provided additional information regarding risks associated with the business in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2023, and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on the Company’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and the Company’s assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP – Regulation G Disclosures — In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA and Adjusted EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP.

3INVESTOR PRESENTATION Key Messages: Differentiated, high value-add metal coatings provider with scale, expertise and customer centric technology uniquely positioned to serve the growing North American steel and aluminum markets Strong business foundation capable of growing sales and margins at or above market levels, supported by multi-year secular growth drivers; while generating significant free cash flow Coil coating and hot dip galvanizing provide environmentally friendly solutions that reduce emissions and extend the life cycle of the coated materials Focused capital allocation to reduce debt and improve leverage while supporting high ROIC investments, and returning capital to shareholders Commitment to EPS growth driven by operational improvement and debt reduction creates compelling investment opportunity and long-term shareholder value

INVESTOR PRESENTATION 4 57% 43% AZZ Snapshot (NYSE: AZZ) Sales EBITDA3 AZZ is North America’s leading independent post- fabrication hot-dip galvanizing & coil coating solutions company with #1 positions in both markets Precoat Metals Metal Coatings (1) 41 galvanizing locations and 6 surface technologies locations; 1 tubular products location (2) Sales and Adjusted EBITDA based on results for last twelve months, ending November 30, 2023 (3) Adjusted EBITDA excludes corporate costs (4) Market Cap as of January 30, 2024 FORT WORTH, TEXAS Headquarters: 3,900 Employees: Metal Coatings locations1: 48 Coil Coating Locations: 13 1 $1.5B2 Sales $349M2,3 Adj. EBITDA 23.2% Adj. EBITDA Margin $1.5B4 Market Cap 45% 55%

INVESTOR PRESENTATION 5 5 AZZ’s Strategic Journey 2013-2018 Optimized Legacy Footprint • Improved capabilities and profitability of Metal Coatings • Combined Electrical and Industrial assets into one operating segment (infrastructure Solutions) 2019-2023 Strategic Transformation – Positioning for the future • Divested nuclear related businesses • Divested majority stake (60%) of non-core Infrastructure Solutions segment to a joint venture • Acquired Precoat Metals • Returned $79 million to shareholders through stock repurchases FY2021-FY2022 • Reduced leverage from 4.2X to 3.1X 2024 + Focused Metal Coatings Company • Investing in our future - New aluminum coil coating facility; on-budget and on–track for full production in FY 2026 • Driving operational excellence with ESG focus • Expanding use of customer-centric technology (DGS and Coil Zone) • Capturing opportunities associated with long- term growth drivers in end markets • Strategic acquisitions to support growth • Reducing debt with leverage range of 2.5-3.0X $571 $810 $1,500 $2,000+ Sales, in millions

INVESTOR PRESENTATION 6 6 Why Our Focus is Coatings 65% 25% 5% 5% U.S. Demand by Product Type Flat Long Tubular Other Strategic acquisition of Precoat Metals creates new capability and allows AZZ to provide coatings solutions to the largest part of the market (flat steel) as well as the growing aluminum market AZZ’s independence provides customers complete flexibility in sourcing, uniquely positioning the company to coat domestic or imported steel and aluminum from any service center or mill Steel and aluminum are essential to a sustainable future, highly recyclable, and enable critical green energy technologies like wind and solar Hot-dip galvanizing and coil coating are environmentally friendly solutions that provide long-lasting corrosion and aesthetic benefits for steel and aluminum Strong support for re-shoring, green manufacturing, infrastructure renewal and trade enforcement provides significant market tailwinds Source: Worldsteel 122 146 North American Steel Market (in million net tons) Production Demand Imports

INVESTOR PRESENTATION 7 7 Our Leading Segments Operating Segment Production Route Value-Added Capabilities Market Size and Share2 5-Year Historical EBITDA Performance ($ in millions) Metal Coatings Precoat Metals Batch Processing Continuous Processing Hot-Dip Galvanizing Spin Galvanizing Powder Coating Plating Anodizing Coil Coating Slitting Embossing Shape Correction Blanking $2.3B $3.7B ~$28% share; #1 market position ~23% share; #1 market position $115 $139 $123 $159 $189 193 FY 2019 FY2020 FY2021 FY2022 FY2023 LTM (Nov) $120 $156 EBITDA FY 2019 FY2020 FY2021 FY2022 FY2023 LTM (Nov) Production Input Fabricated Steel Steel & Aluminum Coil Sales $651 million1 Sales $856 million1 (1) Sales based on LTM ended November 30, 2023 (2) Management estimates based on data from the American Galvanizing Association and National Coat Coaters Association Acquired May 2022 Value-added tolling model limits risk and exposure to metal price fluctuation COVID

INVESTOR PRESENTATION 8 8 Total Construction starts are expected to rise by 7% to $1.2 trillion in 20241 Non-building (which includes sectors such as infrastructure) has more public funding, is more resilient, and has expected growth rates of 17% in 2024 Institutional construction, including healthcare and education, expected to grow at 3% per year for the next two years Residential (single family) construction expected to rise by 9% and multifamily by 14% calendar year 2024 Manufacturing expected to grow at 16%, while construction (warehouses) expected to decline by 2% Diverse End Market Exposure 43% 27% 10% 7% 5% 8% North American steel shipments by end-market2 Construction Automotive Machinery Energy Appliance Other 56% 9% 9% 7% 8% 11% AZZ Q3 FY2024 Sales by end-market3 Construction Transportation Industrial Electrical Utility Consumer Other 1 Dodge Construction Network 2024 forecast as of November 29, 2023 2 Source: Worldsteel 3 Source: AZZ FY2024 Q3 Financial results

INVESTOR PRESENTATION 9 Secular Drivers Enhancing Outlook Infrastructure and Renewables Investment Reshoring Manufacturing Pre-painted Steel and Aluminum Migration Conversion from Plastics to Aluminum 9

INVESTOR PRESENTATION 10 Macro Tailwinds -American Infrastructure Investment and Jobs Act Roads, Bridges and Major Projects 10 Clean Energy and Power Water, Airports and Other Investment: +$110bn1 Investment: +$65bn1 Investment: +$75bn1 Investment to repair over 45,000 bridges and 1 in 5 miles of highways which are in poor condition Investment in clean energy transmission and grid by building thousands of miles of transmission lines Investment to improve critical infrastructure for water including both waste and drinking water, airports and data centers among many other areas Our Metal Coatings segment provides hot-dip galvanizing for many end uses including guardrails, signs, bridges and light poles Our Metal Coatings segment provides hot-dip galvanizing for transmission, distribution and solar, including monopoles and lattice towers Our Precoat Metals segment provides aesthetic coatings for the metal used in data centers, airports, and other critical infrastructure 1 Source: American Infrastructure Investment Jobs Act

11INVESTOR PRESENTATION Enables AZZ to benefit from secular shift to aluminum cans Run-rate sales of $60+ million by FY 2026 at an EBITDA margin above Precoat overall margin ROIC well in excess of cost of capital Long-term contractual customer commitment for 75% of the new capacity Total investment of ~$125 million New aluminum coil coating line under construction in Washington, Missouri Compelling Strategic and Financial Investment 20 Investing in Future Growth Expected completion summer 2024

12INVESTOR PRESENTATION Digital Galvanizing System (DGS) is a distinct competitive advantage - Near elimination of paper with proprietary, state-of-the-art tool linked to Oracle ERP system - Fully integrated; Allows real-time decisions and enhanced customer experience - Provides real-time order status updates, tracking and notifications - Improved visibility and decision making across the organization and with customers CoilZone is the industry leading productivity and customer engagement platform - Customer portal for real-time visibility for all inventory transactions - Full integrated with AZZ Precoat Metals’ ERP system - Paperless scheduling with a customer portal for schedule visibility - Heavily integrated with customers via EDI Technology Transformation – A Key Differentiator

INVESTOR PRESENTATION 13 13 Investing in Future Growth Sustai ability • Sustainability is intrinsic to hot-dip galvanized steel as both zinc and steel are 100% recyclable • Hot-dip galvanized steel is an infinitely renewable building material and used in renewable energy projects such as wind and solar • Utilizing hot-dip galvanized steel ensures that fewer natural resources are consumed, fewer emissions are produced in the future, and with minimal environmental impact over the life of a customer’s project 45 52 White Diverse We are essential and environmentally friendly We are committed to sustainability initiatives and reporting We recognize that diversity is key to sustainability • Tracking and Reporting on Scope 1 and 2 consumption and intensity in our annual sustainability report • Targeting a 10% reduction in Scope 1 and Scope 2 consumption and intensity • Tracking ‘green’ sales in FY2024 to further disclose AZZ’s role in the transition to a low carbon economy • We embrace the diversity of our employees, customers, vendors, suppliers, stakeholders and consumers, including their unique backgrounds, experiences, creative solutions, skills and talents. • Everyone is valued and appreciated for their distinct contributions to the continued growth and sustainability of our business. • AZZ’s percentage of women in the global workforce increased over 89% from fiscal years 2020 to 2023 AZZ ethnicity demographics FY2023(1) 1 AZZ Proxy Report FY2023; Chart excludes 3% ‘not specified’

INVESTOR PRESENTATION 14 Tom Ferguson President and Chief Executive Officer Philip Schlom Chief Financial Officer David Nark SVP of Marketing, Communications and Investor Relations Matt Emery Chief Information and Human Resources Officer Tara Mackey Chief Legal Officer Chris Bacius Vice President Business Development Kurt Russell President & COO Precoat Metals Bryan Stovall President & COO Metal Coatings Our Mission Create superior value in a culture where people can grow and TRAITS matter. We are diverse, collaborative, and service-minded, operating in a culture of TRAITS…Trust, Respect, Accountability, Integrity, Teamwork, and Sustainability Leadership Highlights +200 years of combined industry experience Senior corporate leadership with tenure and track record at AZZ Proven industry leaders at respective coatings businesses Executed and integrated multiple acquisitions, including transformational M&A Track record of success Mission-Driven, Experienced Management Team 13 Tiffany Moseley Chief Accounting Officer

INVESTOR PRESENTATION 15 Consistent Top-line Growth and Profitability 12 Sales Adj. EBITDA1 Margin (%)1 Note: Financials exclude AIS which was divested in September 2022; Financial metrics based on results from fiscal year 2023, ending February 28, 2023, that includes only 42 weeks of results from Precoat Metals acquisition; LTM results ending November 30, 2023 (1) Excludes corporate cost for all periods presented Precoat MetalsMetal Coatings ($ in millions) COVID YearCOVID Year $499 $457 $519 $637 $651 $561 $572 $699 $687 $856 FY20 FY21 FY22 FY23 LTM - Nov $1,060 $1,029 $1,218 $1,324 $1,507 $138 $126 $157 $189 $193 $86 $95 $137 $120 $156 FY20 FY21 FY22 FY23 LTM - Nov 21.1% 21.5% 24.2% 23.3% 23.2% $224 $221 $294 $309 $349

INVESTOR PRESENTATION 16 AZZ - Proven Resilience Through Prior Cycles 17 Metal Coatings EBITDA Precoat Metals EBITDA $51 $81 $85 $85 $98 $51 $59 $42 $57 $71 $102 $140 $127 $142 $169 CY 2007 CY 2008 CY 2009 CY 2010 CY 2011 Modest Decline (9%) Strong Recovery +15% CAGR ($ in millions)Limited exposure to metal prices Value-added pricing model Highly variable cost structure with flexible operating model Consistent strong earnings and cash flow

INVESTOR PRESENTATION 17 17 Balance Sheet and Liquidity 4.25x 3.5x 3.0x 3.0x 2.5x At Close Current Target Range > 1X turn reduction in net leverage since acquisition • No debt maturities until 2027 • Total debt to adjusted EBITDA 3.1X, on track to achieve our target of 3.0X or lower in calendar year 2024 • $400 million total revolving credit facility • Acquisition tax attributes reduces cash taxes As of November 30, 2023: Cash $7.5 Available Credit on Revolver $375.5 Total Long-Term Debt $980.0 Cash $7.5 Shareholders Equity $921.2 Total Available Liquidity $383.0 $ in millions: 3.1x

INVESTOR PRESENTATION 18 18 Strong Free Cash Flow1 • Focused on the cash conversion cycle • Deploying capital on high ROIC investments • Strong cash flow generation supports near- term deleveraging priorities 1. Defined as EBITDA from continuing operations less capex Year FY2023 TTM-November Adjusted EBITDA $267 $349 CapEx $57.1 $88.9 209 260 $ In millions FY2023 includes only 42 weeks of results from Precoat

19INVESTOR PRESENTATION Acquisitions ◼ Deferred Return Capital ◼ Committed to sustaining dividends Deploying Capital on High ROIC Investments ◼ Organic growth ◼ Strategic customer partnerships ◼ Productivity Reduce Leverage ◼ At or below 3.0x leverage in calendar 2024 19 Our Capital Allocation Priorities

INVESTOR PRESENTATION 20 Note: FY based on February year-end 1. FY2024 guidance includes equity income from AZZ’s minority interest in the AIS JV.. The AIS JV comprises the Company’s Infrastructure Solutions segment. FY2024 guidance does not include the impact of any potential future acquisitions.. Sales for all guidance presented includes continuing operations only. 2. Adjusted earnings and earnings per share include post-tax cash impact of amortization of acquisition-related intangibles Prior FY2024E Guidance – Continuing Operations Adjusted EPS(2) Sales(1) $3.85 - $4.35 $1.40 - $1.55 billion Sales Adjusted EBITDA $300 - $325 million Adjusted EBITDA Adjusted EPS Current FY2024E Guidance (Q3 FY’24) - Continuing Operations $4.15 - $4.35 $1.45 - $1.55 billion Sales $315 - $335 million Adjusted EBITDA Adjusted EPS FY2024E Guidance Narrowed As Part of Q3 Earnings 17

INVESTOR PRESENTATION 21 21 Note: FY based on February year-end 1. FY2025 guidance includes equity income from AZZ’s minority interest in the AIS JV. The AIS JV comprises the Company’s Infrastructure Solutions segment. FY2025 guidance does not include the impact of any potential future acquisitions. Sales for all guidance presented includes continuing operations only. 2. Adjusted earnings and earnings per share include post-tax cash impact of amortization of acquisition-related intangibles FY2025 Guidance - Continuing Operations Adjusted EPS(2) Sales(1) $4.25 - $4.75 $1.5 - $1.6 billion Sales Adjusted EBITDA $300 - $350m Adjusted EBITDA Adjusted EPS FY 2025 Guidance

22INVESTOR PRESENTATION 4.3% 2.7% 1.8% (12.1%) (10.9%) AZZ Coatings Building Products Service Centers Steel Mills 21.4% 17.0% 20.3% 10.5% 14.6% AZZ Coatings Building Products Service Centers Steel Mills 12.9% 15.0% 13.2% 21.8% 18.1% AZZ Coatings Building Products Service Centers Steel Mills CY22A – CY24E Revenue Growth Note: Building Products peers include Masonite, PGT Innovations, AO Smith, James Hardie, AZEK, Trex, Griffon, Fortune Brands Innovation, Kingspan, Simpson and Jeld-Wen; Coatings peers include Valmont Industries, Hill & Smith, Sherwin-Williams, PPG and Akzo Nobel; Service Centers peers include Reliance Steel & Aluminum, Worthington Industries, Ryerson, and Russel Metals; Steel Mills peers include BlueScope, Steel Dynamics, and Nucor; AZZ FY based on February 28/29th year-end (1) Includes corporate expense (2) Based on latest available filing AZZ’s Attractive Financial Metrics Relative to Related Industrial Companies CY24E EBITDA Margin(1) Current Net Working Capital(2) / CY23E Revenue

23INVESTOR PRESENTATION Key Messages: Differentiated, high value add metal coatings provider with scale, expertise and customer centric technology uniquely positioned to serve the growing North American steel and aluminum markets Strong business foundation capable of growing sales and margins at or above market levels, supported by multi-year secular growth drivers; while generating significant free cash flow Coil coating and hot dip galvanizing provide environmentally friendly solutions that reduce emissions and extend the life cycle of the coated materials Focused capital allocation to reduce debt and improve leverage while supporting high ROIC investments, and returning capital to shareholders Commitment to EPS growth coupled with multiple expansion creates compelling investment opportunity and long-term shareholder value

INVESTOR PRESENTATION Appendix 23

Reg “G” Tables 25

Non-GAAP Disclosure of Continuing Operations Adjusted EBITDA 26 Three Months Ended November 30, Nine Months Ended November 30, 2023 2022 2023 2022 Net income from continuing operations $ 26,890 $ 18,439 $ 83,744 $ 58,912 Interest expense 25,855 26,123 82,331 61,739 Income tax expense 8,780 2,447 24,397 18,380 Depreciation and amortization 20,357 21,938 59,034 55,813 Acquisition and transaction-related expenditures — — — 15,320 Legal settlement and accrual 4,500 — 10,250 — Adjusted EBITDA from continuing operations $ 86,382 $ 68,947 $ 259,756 $ 210,164

(1) Earnings per share amounts included in the table above may not sum due to rounding differences. Year-to- date earnings per share does not always represent the sum of the quarters’ earnings per share when the preferred shares for any quarter in the year-to-date period are anti-dilutive. (2) For the nine months ended November 30, 2022, the calculation of diluted earnings per share is based on weighted average shares outstanding of 24,984, as the preferred shares are anti-dilutive for this calculation. The calculation of adjusted diluted earnings per share is based on weighted average shares outstanding of 28,022, as the preferred shares are dilutive for this calculation. Adjusted net income for adjusted earnings per share also includes the addback of preferred dividends. (3) Includes Corporate expenses related to the Precoat Metals acquisition and the divestiture of AZZ Infrastructure Solutions business into the AVAIL JV. (4) For the three months ended November 30, 2023, represents a legal accrual related to the Metal Coatings segment of $4.5 million. For the nine months ended November 20, 2023, consists of the $4.5 million accrual for the Metal Coatings segment and $5.75 million for the settlement of a litigation matter related to the AIS segment that was retained following the sale of the AIS business. (5) The non-GAAP effective tax rate for each of the periods presented is estimated at 24.0%. Continuing Operations Non-GAAP Disclosure 27

Non-GAAP Segment Disclosure from Continuing Operations (Metal Coatings and Precoat Metals) 28 Three Months Ended November 30, 2023 Metal Coatings Precoat Metals Infrastructure Solutions Corporate Total Net income (loss) from continuing operations $ 37,813 $ 32,752 $ 8,452 $ (52,127) $ 26,890 Interest expense — — — 25,855 25,855 Income tax expense — — — 8,780 8,780 Depreciation and amortization 6,678 7,501 — 6,178 20,357 Adjustments: Legal accrual 4,500 — — — 4,500 Adjusted EBITDA from continuing operations $ 48,991 $ 40,253 $ 8,452 $ (11,314) $ 86,382 Three Months Ended November 30, 2022 Metal Coatings Precoat Metals Infrastructure Solutions Corporate Total Net income (loss) from continuing operations $ 33,670 $ 21,053 $ 1,006 $ (37,290) $ 18,439 Interest expense — — — 26,123 26,123 Income tax expense — — — 2,447 2,447 Depreciation and amortization 8,225 13,381 — 332 21,938 Adjusted EBITDA from continuing operations $ 41,895 $ 34,434 $ 1,006 $ (8,388) $ 68,947

Non-GAAP Segment Disclosure from Continuing Operations (Metal Coatings and Precoat Metals) 29 Nine Months Ended November 30, 2023 Metal Coatings Precoat Metals Infrastructure Solutions Corporate Total Net income (loss) from continuing operations $ 128,353 $ 109,449 $ 4,892 $ (158,950) $ 83,744 Interest expense — — — 82,331 82,331 Income tax expense — — — 24,397 24,397 Depreciation and amortization 19,647 20,407 — 18,980 59,034 Adjustments: Legal settlement and accrual 4,500 — 5,750 — 10,250 Adjusted EBITDA from continuing operations $ 152,500 $ 129,856 $ 10,642 $ (33,242) $ 259,756 Nine Months Ended November 30, 2022 Metal Coatings Precoat Metals Infrastructure Solutions Corporate Total Net income (loss) from continuing operations $ 123,806 $ 63,955 $ 1,006 $ (129,855) $ 58,912 Interest expense — — — 61,739 61,739 Income tax expense — — — 18,380 18,380 Depreciation and amortization 24,785 29,891 — 1,137 55,813 Adjustments: Acquisition and transaction-related expenditures — — — 15,320 15,320 Adjusted EBITDA from continuing operations $ 148,591 $ 93,846 $ 1,006 $ (33,279) $ 210,164